Exhibit 10.5
FORM OF SUBSIDIARY GUARANTY

This Subsidiary Guaranty (the “Guaranty”) is made and entered into on  , 20__, by and between _____________________, a ______________ [corporation] with its principal place of business located at ______________________ (the “Guarantor”), and VICTORY ENERGY CORPORATION and its endorsees, transferees, successors and assigns (collectively, the “Lender”).

BACKGROUND

On February 26, 2015, the Lender entered into a Pre Merger Loan and Funding Agreement (the “Loan Agreement”) with Lucas Energy, Inc. (the “Debtor”) pursuant to which the Lender agreed to loan up to $2,000,000.00 to Debtor, as evidenced by Debtor’s Secured Delayed Draw Term Note to the Lender dated February 26, 2015 (the “Note”).  Capitalized terms used and not otherwise defined herein have the meanings set forth in the Note or the Loan Agreement.

The Guarantor is a newly-formed, wholly-owned subsidiary of Debtor.  As such, Debtor or the Guarantor is required to enter into certain agreements (including this Guaranty) with the Lender pursuant to Section 4(h) of the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

1.           Guaranty.     The Guarantor hereby unconditionally, absolutely and irrevocably guarantees and promises to pay to the Lender, on demand and without offset, in lawful money of the United States, any and all present or future indebtedness and/or obligations of Debtor owing to the Lender under the Closing Documents and any amendments thereto, including, but not limited to, the repayment to the Lender of all sums which are presently due and owing or which may in the future become due and owing by Debtor under the Note or otherwise (the “Guarantied Obligations”).  The Guarantied Obligations shall be interpreted in the most comprehensive sense and shall include, without limitation, any and all advances, debts, obligations, and liabilities of Debtor, heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily (including, without limitation, any and all attorneys’ fees, costs, premiums, charges, and/or interest owed by Debtor to the Lender, arising under or in connection with the Closing Documents), whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether Debtor may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter becomes barred by any statute of limitations or whether such indebtedness may be or hereafter become otherwise unenforceable, and includes Debtor's prompt, full and faithful performance, observance and discharge of each and every term, condition, agreement, representation, warranty, undertaking and provision to be performed by Debtor under the Closing Documents.  The Guarantor hereby acknowledges that it is a wholly-owned subsidiary of the Debtor and that the Guarantor derives benefit from the financial accommodations provided by the Lender  to Debtor arising under the Closing Documents.

2.           Irrevocability.

(a)            This Guaranty shall be and remain effective as long as any of the Guarantied Obligations remains unpaid or unperformed, and, prior to full and final payment and performance of the Guarantied Obligations, this Guaranty shall be irrevocable and any attempt by the Guarantor to terminate Guarantor's liability hereunder other than by full and final payment and performance of the Guarantied Obligations shall be of no force or effect.

(b)           This Guaranty shall continue in full force and effect until the Guarantied Obligations are fully paid, performed and discharged.  The Guarantied Obligations shall not be considered fully paid, performed and discharged unless and until all payments by Debtor to the Lender are no longer subject to any right on the part of any individual or entity whomsoever, including, but not limited to, Debtor, Debtor as a debtor-in-possession, and/or any trustee in bankruptcy, to set aside such payments or seek to recoup the amount of such payments, or any part thereof.  The foregoing shall include, by way of example and not by way of limitation, all rights to recover preferences voidable under Title 11 of the United States Code.  In the event that any such payments by Debtor to the Lender are set aside after the making thereof, in whole or in part, or settled without litigation, to the extent of such settlement, all of which is within the Lender's discretion, the Guarantor shall be liable for the full amount the Lender is required to repay, plus costs, interest, attorneys' fees and any and all other expenses which the Lender reasonably paid or incurred in connection therewith.

3.           Primarily Liable.

(a)           The Guarantor agrees that it is directly and primarily liable to the Lender, that the Guarantied Obligations hereunder are independent of the obligations of Debtor, or of any other guarantor, and that a separate action or actions may be brought and prosecuted against the Guarantor, whether action is brought against Debtor or any other guarantor or whether Debtor or any other guarantor is joined in any such action or actions.  The Guarantor agrees that any releases which may be given by the Lender to Debtor or any other guarantor or endorser shall not release the Guarantor from this Guaranty.

(b)           As a condition to payment or performance by the Guarantor under this Guaranty, the Lender shall not be required to, and the Guarantor hereby waives any and all rights to require the Lender to: (i) prosecute or seek to enforce any remedies against Debtor or any other individual or entity liable to the Lender on account of the Guarantied Obligations and/or (ii) require the Lender to seek to enforce or resort to any remedies with respect to any security interests, liens or encumbrances granted to the Lender by Debtor or any other individual or entity on account of the Guarantied Obligations.

4.           Acceleration.  In the event that any bankruptcy, insolvency, receivership or similar proceeding is instituted by or against the Guarantor and/or Debtor or in the event that either the Guarantor or Debtor becomes insolvent, makes an assignment for the benefit of creditors, or attempts to effect a composition with creditors, or upon any default of Guarantor’s obligations hereunder, then, at the Lender’s election, without notice or demand, the obligations of the Guarantor created hereunder shall become due, payable and enforceable against the Guarantor whether or not the Guarantied Obligations are then due and payable.

5.           Non-Impairment.  The Guarantor also agrees that this Guaranty shall not be impaired by any waiver, modification, supplement, extension, accord and satisfaction, amendment or termination of any contract or agreement (or any portion thereof) to which the Lender and Debtor may hereafter agree, nor by any modification, release, or other alteration of any of the Guarantied Obligations or of any security therefor, nor by any agreements or arrangements whatsoever with Debtor or anyone else.

6.           Altering the Guarantied Obligations.  The Guarantor hereby authorizes the Lender, without notice or demand and without affecting its liability hereunder, from time to time to:

(a)           renew, compromise, extend, accelerate, amend, waive or otherwise change the time for payment or any of the other provisions of any of the Guarantied Obligations, or any part thereof, including, without limitation, increasing or decreasing the rate of interest thereof;

(b)           take and hold security for the payment of the Guarantied Obligations, and exchange, enforce, waive, and release any such security;

(c)           apply such security and direct the order or manner of sale thereof as the Lender in its discretion may determine;

(d)           release or substitute any one or more endorser(s) or guarantor(s); and

(e)           assign, without notice, this Guaranty in whole or in part and/or the Lender's rights hereunder to anyone at any time.

The Guarantor agrees that the Lender may do any or all of the foregoing in such manner, upon such terms, and at such times as the Lender, in its discretion, may deem advisable, without, in any way or respect, impairing, affecting, reducing or releasing the Guarantor from its obligations hereunder and the Guarantor hereby consents to each and all of the foregoing acts, events and/or occurrences.

7.           Waivers.

(a)           The Guarantor hereby waives any right to assert against the Lender any defense (legal or equitable), set-off, counter-claim, and/or claim which the Guarantor may now or at any time hereafter have against Debtor and/or any other individual or entity liable to the Lender in any way or manner, except the defense of discharge by payment in full.

(b)           The Guarantor hereby waives all defenses, counterclaims and off-sets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity and/or enforceability of any of the Closing Documents.

(c)           The Guarantor hereby waives any right of subrogation the Guarantor has or may have as against Debtor with respect to the Guarantied Obligations.  In addition, the Guarantor hereby waives any right to proceed against Debtor, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which the Guarantor may now have or hereafter have as against Debtor with respect to the Guarantied Obligations.  The Guarantor also hereby waives any right to recourse to, or with respect to, any asset of Debtor.  The Guarantor agrees that in light of the immediately foregoing waivers, the execution of this Guaranty shall not be deemed to make the Guarantor a “creditor” of Debtor, and that for purposes of Sections 547 and 550 of the United States Bankruptcy Code (11 U.S.C. Sections 547, 550), the Guarantor shall not be deemed a “creditor” of Debtor.

(d)           The Guarantor hereby waives all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, notices of default, notice of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional indebtedness, and all other notices or formalities to which the Guarantor may be entitled.

(e)           The Guarantor also waives all rights and defenses that the Guarantor may have because the Guarantied Obligations are now or hereafter secured by real property.  This means, among other things: (i) the Lender may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by Debtor and (ii) if the Lender forecloses on any real property collateral pledged by Debtor, (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price and (B) the Lender may collect from the Guarantor even if the Lender, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from Debtor.  This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because Debtor’s debt is or may hereafter be secured by real property.

(f)           The Guarantor waives all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies, such as non-judicial foreclosure with respect to security for the Guarantied Obligations, has destroyed Guarantor's rights of subrogation and reimbursement against the principal by the operation of applicable law or otherwise.

(g)           The Guarantor waives any right to claim that the Lender has failed to proceed in a commercially reasonable manner in connection with the Lender’s foreclosure upon any security pledged by Debtor.

(h)           WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, THE GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY APPLICABLE STATE LAW.

8.           Subordination.  Any and all present and future debts and obligations of Debtor to the Guarantor are hereby postponed in favor of and subordinated to the full payment and performance of all present and future debts and obligations of Debtor to the Lender.  All monies or other property of the Guarantor at any time in the Lender's possession may be held by the Lender as security for any and all obligations of the Guarantor to the Lender no matter how or when arising, whether absolute or contingent, whether due or to become due, and whether under this Guaranty or otherwise.  The Guarantor also agrees that the Lender's books and records showing the account between the Lender and Debtor shall be admissible in any action or proceeding and shall be binding upon the Guarantor for the purpose of establishing the terms set forth therein and shall constitute prima facie proof thereof.

9.           Debtor’s Financial Condition.  The Guarantor is presently informed of the financial condition of Debtor and of all other circumstances which a reasonable inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations.  The Guarantor hereby covenants that it will continue to keep itself informed of Debtor's financial condition, the status of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment.  Absent a written request for such information by the Guarantor to the Lender, the Guarantor hereby waives its right, if any, to require the Lender to disclose to it any information which the Lender may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of or revocation by any other guarantor.

10.         Miscellaneous.

(a)           Each of the rights, powers and remedies of the Lender provided in this Guaranty or now or hereafter existing at law or in equity shall be cumulative and concurrent, and the exercise by the Lender of any one or more of such rights, powers or remedies shall not preclude the Lender’s simultaneous or later exercise of any or all such other rights, powers, or remedies.  No failure or delay on the part of the Lender to exercise any right, power or remedy shall operate as a waiver thereof, and no notice or demand which may be given or made upon the Guarantor by the Lender shall limit or impair the Lender’s right to take any action or to exercise any right, power or remedy without notice or demand.

(b)           This Guaranty shall continue and remain in full force and effect until the Guarantied Obligations, together with all accrued interest and costs of collection, have been paid in full and satisfied.

(c)           This Guaranty contains the entire understanding of the parties with respect to its subject matter and supersedes all prior agreements, negotiations and understandings, written or oral, with respect to such subject matter.  No provision of this Guaranty shall be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(d)           This Guaranty shall be deemed to have been made in the state of Texas and the validity of this Guaranty, its construction, interpretation and enforcement, and the rights of the Guarantor and the Lender and concerning any collateral securing this Guaranty, shall be determined under, governed by and construed in accordance with the laws of the state of Texas.  The Guarantor agrees that all actions or proceedings arising in connection with this Guaranty shall be tried and litigated only in the state and federal courts located in Harris County, Texas.  The Guarantor waives any right it may have to assert the doctrine of forumnonconveniens or to object to such venue and hereby consents to any court ordered relief.

(e)           This Guaranty may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement.

(f)           Any notices required or permitted to be given under the terms of this Agreement shall be in writing and sent by U. S. Mail or delivered personally or by overnight courier or via facsimile or e-mail (if via facsimile or e-mail, to be followed within one (1) business day by an original of the notice document via overnight  courier) and shall be effective (i) five (5) business days after being placed in the mail, if sent by registered mail, return receipt requested, (ii) upon receipt, if delivered personally, (iii) upon delivery by facsimile or e-mail (if received between 8:00 a.m. and 5:00 p.m. PST; otherwise delivery shall be considered effective the following business day) or (iv) one (1) business day after delivery to a courier service for overnight delivery, in each case properly addressed to the party to receive the same. The addresses for such communications shall be as set forth on the signature pages to this Agreement.  Each party shall provide written notice to the other party of any change in address.

(g)           The headings of this Guaranty are for convenience of reference and shall not form a part of, or affect the interpretation of this Guaranty.  No uncertainty or ambiguity herein shall be construed or resolved against the Guarantor or the Lender, whether under any rule of construction or otherwise.  This Guaranty shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties.

(h)           If any provision of this Guaranty shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Guaranty in that jurisdiction or the validity or enforceability of any provision of this Guaranty in any other jurisdiction.

(i)           No party shall assign this Guaranty or any rights or obligations hereunder without the prior written consent of the other parties hereto; provided, however, the Lender may assign some or all of its rights and obligations hereunder to any assignee of all or any part of the Note in accordance with the terms of the Loan Agreement.

(j)           This Guaranty is intended for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other individual or entity.

(k)           Each party shall do and perform, or cause to be done and performed, at its expense (subject to any contrary provision in the Loan Agreement), all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Guaranty and the consummation of the transactions contemplated hereby.

(l)           If either party to this Guaranty shall bring any action for relief against the other arising out of or in connection with this Guaranty, in addition to all other remedies to which the prevailing party may be entitled, the losing party shall be required to pay to the prevailing party a reasonable sum for attorney's fees and costs actually incurred in bringing or defending such action and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.  Any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorney's fees and costs actually incurred in enforcing such judgment.  For the purposes of this paragraph, attorney's fees shall include, without limitation, fees incurred with respect to the following:  (i) post-judgment motions, (ii) contempt proceedings, (iii) garnishment, levy and debtor and third party examinations, (iv) discovery, (v) bankruptcy litigation and (vi) any appellate proceedings.

(m)           THE PARTIES EACH WAIVE, TO THE EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY.

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed by their respective authorized persons on the date first written above.

The Guarantor:

[NAME OF SUBSIDIARY]

By:
Name:
Title:

The Lender:

VICTORY ENERGY CORPORATION

By:
Name:
Title: